Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Americrown Service Corporation

a Delaware Corporation

ASC Holdings, Inc.

a Kansas Corporation

ASC Promotions, Inc.

a Florida Corporation

The California Speedway Corporation

A Delaware Corporation

d/b/a Auto Club Speedway

Chicago Holdings, Inc.

a Nevada Corporation

Darlington Raceway of South Carolina, LLC

a Delaware Limited Liability Company

Daytona Beach Property Headquarters Building, LLC

a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings, LLC

a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings, LLC

a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings Retail, LLC

a Delaware Limited Liability Company

Daytona International Speedway, LLC

a Delaware Limited Liability Company

Event Equipment Leasing, LLC

a Florida Corporation

Event Support Corporation

a Florida Corporation

Homestead-Miami Speedway, LLC

a Delaware LLC

ISC.Com, LLC

a Delaware Limited Liability Company

ISC Properties, LLC

a Florida Limited Liability Company

Kansas Speedway Corporation

a Kansas Corporation

Kansas Speedway Development Corp.

a Kansas Corporation

Martinsville International, Inc.

A Delaware Corporation

Michigan International Speedway, Inc.,

a Michigan Corporation

Motor Racing Network, Inc.,

a Florida Corporation

d/b/a MRN

d/b/a MRN Radio

Motorsports Acceptance Corporation

a Delaware corporation

Motorsports Shared Services, LLC

a Florida Limited Liability Company

The Motorsports Alliance, LLC,

a Delaware LLC

North American Motorsports Holdings, Inc.

A Canadian Corporation

North American Testing Company

a Florida Corporation

Pennsylvania International Raceway, Inc.,

a Pennsylvania Corporation

Phoenix Speedway Corp.,

a Delaware Corporation

Raceway Associates, LLC

a Delaware LLC

d/b/a Chicagoland Speedway

RacingOne Multimedia, LLC

a Florida Limited Liability Company

Richmond International Raceway, Inc.,

a Delaware Corporation

Route 66 Raceway, L.L.C.

a Delaware Limited Liability Company

Shoreline Entertainment Holdings, Inc.

A Nevada Corporation

Southeastern Hay & Nursery, LLC

a Florida LLC

Stock-Car Montreal, Inc.

A Canadian Corporation

Talladega Superspeedway, LLC

a Delaware LLC

Watkins Glen International, Inc.,

a Delaware Corporation

d/b/a Watkins Glen International

380 Development, LLC

a Delaware LLC